UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 1, 2013
Date of Report (Date of earliest event reported)

S&W SEED COMPANY
(Exact Name of Company as Specified in Its Charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25552 South Butte Avenue
Five Points, CA   93624
(Address of Principal Executive Offices Including Zip Code)

(559) 884-2535
(Company's Telephone Number, Including Area Code)

       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 1, 2013, S&W Seed Company, a Nevada corporation (the "Company"), completed the acquisition of all of the issued and outstanding ordinary shares of Seed Genetics International Pty Ltd, an Australia corporation ("SGI"), from SGI's shareholders (the "SGI Acquisition"). The Company disclosed the SGI Acquisition in its Current Report on Form 8-K filed on April 5, 2013 (the "Form 8-K").

This Amendment No. 1 on Form 8-K/A amends the Form 8-K to provide the historical audited financial statements, historical unaudited interim financial statements and pro forma financial information required under paragraphs (a) and (b) to Item 9.01of Form 8-K in connection with the acquisition of SGI by the Company. Except as described herein, all other information in the Form 8-K remains unchanged.

As previously disclosed, on October 1, 2012, the Company purchased substantially all of the assets of Imperial Valley Seeds, Inc., a California corporation ("IVS"), excluding cash on hand, all accounts and other receivables of IVS, and all inventory of the IVS alfalfa seed business (the "IVS Acquisition"). The Company did not assume any IVS liabilities.

The pro forma financial information provided with this Amendment No. 1 on Form 8-K/A gives effect to both the SGI Acquisition and the IVS Acquisition to provide a full presentation of S&W's significant acquisitions since June 30, 2012, and is provided for informational purposes only. The IVS Acquisition was reported on a Form 8-K filed with the Securities and Exchange Commission (the "SEC") on October 2, 2012, which is incorporated herein by reference. Financial statements and other pro forma financial information relating to the IVS Acquisition were provided with Amendment No. 1 on Form 8-K/A filed with the SEC on November 27, 2012, which is also incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The (i) audited financial statements of Seed Genetics International Pty Ltd including the audited balance sheets of SGI at June 30, 2012 and 2011 and the audited statements of operations, stockholders equity and cash flows for SGI for each of the years ended June 30, 2011 and 2012, the notes related thereto and the report of Grant Thornton Audit Pty Ltd, independent registered public accounting firm, and (ii) the unaudited interim financial statements of Seed Genetics International Pty Ltd, including the unaudited balance sheet of SGI at March 31, 2013 and the unaudited statements of operations, stockholders equity and cash flows for SGI for each of the nine month periods ended March 31, 2013 and 2012 and the notes related thereto, are collectively filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial information of S&W Seed Company, Imperial Valley Seeds, Inc. and Seed Genetics International Pty Ltd, including a pro forma balance sheet at March 31, 2013 and pro forma statements of operations for the fiscal year ended June 30, 2012 and the nine months ended March 31, 2013, giving effect to the SGI Acquisition and the IVS Acquisition, is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d) Exhibits.

Exhibit	Description
23.1	Consent of Grant Thornton Audit Pty Ltd, Independent Registered Public Accounting Firm for Seed Genetics International Pty Ltd.
99.1

Audited financial statements of Seed Genetics International Pty Ltd as of and for the years ended June 30, 2012 and 2011; and unaudited interim financial statements of Seed Genetics International Pty Ltd as of and for the nine months ended March 31, 2013 and 2012.

99.2	Unaudited pro forma combined financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

S&W SEED COMPANY

By: /s/ Matthew K. Szot

Matthew K. Szot
Senior Vice President and Chief Financial Officer

Date: June 13, 2013

EXHIBIT INDEX

Number	Description
23.1	Consent of Grant Thornton Audit Pty Ltd, Independent Registered Public Accounting Firm for Seed Genetics International Pty Ltd. PDF provided as courtesy
99.1

Audited financial statements of Seed Genetics International Pty Ltd as of and for the years ended June 30, 2012 and 2011; and unaudited interim financial statements of Seed Genetics International Pty Ltd as of and for the nine months ended March 31, 2013 and 2012.      PDF provided as courtesy

99.2	Unaudited pro forma combined financial information. PDF provided as courtesy